AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 11, 2019

1933 ACT FILE NO. 333-214796
1940 ACT FILE NO. 811-23214

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒

and/or

REGISTRATION STATEMENT UNDER	☒
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 13

GraniteShares ETF Trust

(Exact Name of Registrant as Specified in Charter)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (844) 476-8747

William Rhind
GraniteShares ETF Trust
205 Hudson Street, 7th Floor
New York, New York 10013
(Name and Address of Agent for Service)

Copies to:
W. Thomas Conner, Esq.
Vedder Price P.C.
1401 I Street NW, Suite 1100
Washington, DC 20005

Approximate Date of Proposed Public Filing:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated July 11, 2019

GRANITESHARES FUNDS

Prospectus

[______], 2019

GRANITESHARES FUNDS	NYSE ARCA, INC. TICKER SYMBOL
GraniteShares XOUT U.S. Large Cap ETF	XOUT

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

GraniteShares Funds are advised by GraniteShares Advisors LLC.

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholders reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by notifying your financial intermediary.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of the Fund’s shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

-i-

Graniteshares XOUT U.S. Large Cap ETF – Summary

Investment Objective

The GraniteShares XOUT U.S. Large Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the XOUT U.S. Large Cap Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay brokerage commissions on their purchases and sales of Shares in the secondary market, which are not reflected in the table or in the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ ]	%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses(2)	[ ]	%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)	The investment advisory agreement (the “Advisory Agreement”) between the Fund and GraniteShares Advisors LLC (“GraniteShares” or the “Adviser”) provides that, for the duration of the Advisory Agreement, GraniteShares will pay all operating expenses of the Fund, except for the Management Fee, payments made under the Fund’s 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year		3 Years
$	[ ]	$	[ ]

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example above, may affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of this Prospectus, there is no portfolio turnover information quoted for the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (exclusive of collateral held from securities lending) in the securities included in the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

The Index. The index utilizes a proprietary, quantitative methodology developed by XOUT Capital, LLC (the “Index Provider”), designed to identify companies that have a risk of being disrupted and as a result could underperform their relevant sector. The companies identified are then excluded from the index selection.

In order to identify the companies to be excluded, each eligible company receives a score, the XOUT Score, based the following 7 quantitative factors:

-	Revenue growth

-	Hiring growth

-	Capital deployment

-	Share repurchases

-	Profitability and deposit growth (for banks)

-	Earning sentiment

-	Management performance

Each quantitative factor receives a quintile score from 1 to 5, 5 being the best. The quintile scores are weighted to achieve an aggregate quintile score for each company. Companies scoring below the median quintile are excluded from the index selection.

The index is market capitalization weighted and reconstituted on a quarterly basis.

The index universe is composed of the 500 largest by market capitalization of publicly traded companies listed on a US national securities exchange and headquartered in the United States with:

-	a free-float percentage equal to or exceeding 50% of total shares outstanding,

-	a share price less than $10,000 per share (USD),

-	earnings per share data available for the last trailing 12-month period,

-	Minimum market capitalization of $5 billion at time of index reconstitution,

-	Minimum liquidity of a quarter million shares average volume traded over the last six-month period,

-	Initial public offerings become eligible for inclusion, six months after trading,

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The Index Provider is affiliated with the Adviser. The Index Provider publishes information regarding the market value of the Index.

Investment Approach and Strategies. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active management, which may involve buying and selling securities based upon analysis of economic and market factors. Rather, the Adviser employs a “passive management” – or indexing – investment approach to seek to achieve the Fund’s investment objective.

The Fund generally will use a “replication” strategy to seek to achieve its investment objective, meaning it generally will invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the approximate Index weight. In these circumstances, the Fund may use a “representative sampling” strategy, meaning it may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics as the Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

The Fund is diversified and is therefore required to meet certain diversification requirements under the Investment Company Act of 1940, as amended.

Concentration Policy. The Fund may concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries to the extent that the Index is so concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

Principal Risks of the Fund

As with all investments, there are certain risks of investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is neither a bank deposit nor insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Index Risk. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.

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Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.

Investment Style Risk. The Index is intended to provide exposure to large cap U.S. equity markets, with certain securities excluded from the index in accordance with the Index Provider’s proprietary methodology. The Index Provider’s methodology is relatively new, and there can be no assurance that such methodology will result in positive investment performance. The Index Provider’s methodology may result in the Index being more volatile than a more conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. Market prices of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for the Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the Shares. Any of these factors, among others, may result in the Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, or as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

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Performance

As of the date of this Prospectus, the Fund has not yet commenced investment operations and therefore does not have any performance history. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Index and a benchmark index selected for the Fund. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Fund Management

Investment Adviser: GraniteShares Advisors LLC

Portfolio Managers: The professionals jointly and primarily responsible for the day-to-day management of the Fund are Benoit Autier and Jeff Klearman. Each of these professionals has served in such capacity since the Fund’s inception.

Benoit Autier is the Chief Operating Officer and Head of Product for the Adviser. He joined the Adviser in 2017.

Jeff Klearman is a Portfolio Manager for the Adviser. He joined the Adviser in 2017.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically market makers or other broker-dealers) in large blocks of 50,000 Shares known as “Creation Units.” Creation unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through a broker-dealer. Shares of the Fund are listed on NYSE Arca, Inc. Because Shares of the Fund trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium) or less than NAV (at a discount).

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund and its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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Additional Information about the Fund’s
Investment Objectives, Strategies and Risks

Investment Objectives

The GraniteShares XOUT U.S. Large Cap ETF (the “XOUT U.S. Large Cap Fund”) is a passively managed exchange-traded fund that seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the XOUT U.S. Large Cap Index.

The Fund’s investment objective can be changed by the Board of Trustees of GraniteShares ETF Trust without shareholder approval.

Principal Investment Strategies

GraniteShares XOUT U.S. Large Cap ETF

The XOUT U.S. Large Cap Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (exclusive of collateral held from securities lending) in the securities included in the XOUT U.S. Large Cap Index. The XOUT U.S. Large Cap Fund may lend securities representing up to one-third of the value of the XOUT U.S. Large Cap Fund’s total assets (including the value of any collateral received).

The Index. The index utilizes a proprietary, quantitative methodology developed by XOUT Capital, LLC (the “Index Provider”), designed to identify companies that have a risk of being disrupted and as a result could underperform their relevant sector. The companies identified are then excluded from the index selection.

In order to identify the companies to be excluded, each eligible company receives a score, the XOUT Score, based the following 7 quantitative factors:

-	Revenue growth

-	Hiring growth

-	Capital deployment

-	Share repurchases

-	Profitability and deposit growth (for banks)

-	Earning sentiment

-	Management performance

Each quantitative factor receives a quintile score from 1 to 5, 5 being the best. The quintile scores are weighted to achieve an aggregate quintile score for each company. Companies scoring below the median quintile are excluded from the index selection.

The index is market capitalization weighted and reconstituted on a quarterly basis.

The index universe is composed of the 500 largest by market capitalization of publicly traded companies listed on a US national securities exchange and headquartered in the United States with:

-	a free-float percentage equal to or exceeding 50% of total shares outstanding,

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-	a share price less than $10,000 per share (USD),

-	earnings per share data available for the last trailing 12-month period,

-	Minimum market capitalization of $5 billion at time of index reconstitution,

-	Minimum liquidity of a quarter million shares average volume traded over the last six-month period,

-	Initial public offerings become eligible for inclusion, six months after trading,

The Index Provider is affiliated with the Adviser. The Index Provider publishes information regarding the market value of the Index.

Investment Approach and Strategies. Given the XOUT U.S. Large Cap Fund’s investment objective of attempting to track the XOUT U.S. Large Cap Index, the Fund does not follow traditional methods of active management, which may involve buying and selling securities based upon analysis of economic and market factors. Rather, the Adviser employs a “passive management” – or indexing – investment approach to seek to achieve the XOUT U.S. Large Cap Fund’s investment objective.

The Fund generally will use a “replication” strategy to seek to achieve its investment objective, meaning it generally will invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the Index securities in the approximate Index weight. In these circumstances, the Fund may use a “representative sampling” strategy, meaning it may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics as the Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The principal risks of the Fund are discussed in the summary sections of this prospectus. The following section provides additional information on the risks that apply to the Fund which may result in a loss of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Investors should carefully consider these risks before investing. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested. Moreover, certain investment techniques which the Fund may employ in its investment program can increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, or that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses.

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As with all investments, there are certain risks of investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is neither a bank deposit nor insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal risk factors for the Fund are discussed below. The Fund may be subject to other risks in addition to those identified as principal risks.

●	Absence of Active Market Risk—There can be no assurance that active trading markets for the Shares will develop or be maintained by market makers or authorized participants, and there are no obligations of market makers to make a market in the Fund’s Shares or of authorized participants to submit purchase or redemption orders for Creation Units. Foreside Fund Services, LLC, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Although market makers will generally take advantage of differences between the NAV and the trading price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or authorized participants to reduce their role or “step away” from market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid/ask spreads for Shares.

●	Authorized Participant Concentration Risk—Only an authorized participant may engage in creation or redemption transactions directly with the Fund, and the Fund may have a limited number of financial institutions that act as authorized participants. None of those authorized participants is obligated to engage in creation and/or redemption transactions. To the extent that those authorized participants exit the business or are unable to or choose not to process creation and/or redemption orders, and no other authorized participant is able to step forward to create and redeem Shares, there may be a significantly diminished trading market for Shares. As a result, Shares may trade at a discount (or premium) to NAV and possibly face trading halts and/or de-listing.

●	Calculation Methodology Risk—The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

●	Derivatives Risk—The Fund’s use of derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions.

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The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments.

●	Index Risk—The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Adviser nor the Index Provider can guarantee the accuracy, availability or timeliness of the production of the Index.

●	Industry Concentration Risk—In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.

●	Investment Style Risk—The Index is intended to provide exposure to large cap U.S. equity markets, with certain securities excluded from the index in accordance with the Index Provider’s proprietary methodology. The Index Provider’s methodology is relatively new, and there can be no assurance that such methodology will result in positive investment performance. The Index Provider’s methodology may result in the Index being more volatile than a more conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

●	Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value.

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If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

●	Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

●	Market Trading Risk—The NAV of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time. While the creation/redemption feature is designed to make it more likely that the Fund’s Shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances, perception of unreliability of disclosed NAV, and other factors. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell Shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling Shares of the Fund. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

An investor that buys or sells Shares through a broker will likely incur a brokerage commission or other charge imposed by the broker. In addition, the market price of Shares, like other exchange-traded securities, includes a “bid-ask spread” (the difference between the price at which investors are willing to buy Shares and the price at which investors are willing to sell Shares). The bid-ask spread will vary over time based on the Fund’s trading volume and market liquidity and may increase as a result of a decrease in the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity. The bid-ask spread may increase significantly in times of market disruption, meaning that Shares may trade at a discount to the Fund’s NAV and that discount is likely to be greatest during significant market volatility.

Shares of the Fund, like other publicly-traded securities, may be sold short. Shares are therefore subject to the risk of price decreases and increased volatility associated with being sold short.

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●	Secondary Listing Risk—The Fund’s Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such stock exchange or in any market or that the Fund’s Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s Shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

●	Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.

●	Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. The frequency at which the Index is rebalanced may result in higher trading costs for the Fund and, as a result, greater tracking error. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. Because the Index, unlike the Fund, is not required to comply with requirements of the Investment Company Act, the Fund may be required to deviate its investments from the component securities of the Index in order to comply with the Investment Company Act. In addition, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act, to meet the issuer diversification requirements of the Code applicable to regulated investment companies, or as a result of market restrictions or other legal reasons. The Fund’s investments may also vary from the securities of the Index due to the Fund’s inability to invest in certain securities as a result of legal and compliance restrictions applicable to the Fund and/or the Adviser and regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Index.

●	Trading Issues Risk—Trading in Shares on NYSE may be halted due to market conditions or for reasons that, in the view of NYSE, make trading in Shares inadvisable. In addition, trading in Shares on NYSE is subject to trading halts caused by extraordinary market volatility pursuant to NYSE’s “circuit breaker” rules. If a trading halt occurs, a shareholder may be unable to purchase or sell Shares. There can be no assurance that the requirements of NYSE necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

●	Valuation Risk—The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

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Portfolio Holdings

Information about the Fund’s daily portfolio holdings is available at www.graniteshares.com. In addition, the Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. The Fund makes quarterly filings with the SEC on Form N-PORT, which replaced Form N-Q, the previous holdings form. The Form N-PORT filed for the first and third fiscal quarters includes the Fund’s complete portfolio holdings as of the end of the relevant fiscal period and is made publicly available no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in each of the Fund’s Statement of Additional Information (“SAI”). Information on how to obtain the SAI is on the inside back cover of this prospectus.

Fund Management

Adviser

GraniteShares Advisors LLC, the investment adviser to the Fund, is a Delaware limited liability company located at 205 Hudson Street, 7th Floor, New York, New York 10013. The Adviser provides investment advisory services to exchange-traded funds. The Adviser serves as investment adviser to the Fund with overall responsibility for the portfolio management of the Fund, subject to the supervision of the Board of Trustees (the “Board”) of the GraniteShares ETF Trust (the “Trust”). For its services, the Adviser receives a fee that is equal to [  ] per annum of the average daily net assets of the Fund, calculated daily and paid monthly.

Pursuant to the terms of the investment advisory agreement with respect to the Fund, the Adviser has agreed to pay all expenses of the Fund, subject to certain exceptions. For a detailed description of the investment advisory agreement with respect to the Fund, please see the “Investment Advisory and Other Services” section of the SAI.

The Adviser is a wholly-owned subsidiary of GraniteShares, Inc., a Delaware corporation. The Adviser has been a registered investment adviser since 2017 and has $[  ] assets under management as of the date of this prospectus.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with respect to the Fund will be available in the Trust’s semi-annual report to shareholders for the period ending December 31, 2019.

Portfolio Managers

Benoit Autier has been Chief Operating Officer & Head of Product at GraniteShares since 2017. Prior to joining GraniteShares, Mr. Autier started his career in 1999 at KPMG Audit in Paris before moving in 2003 to Ricol & Lasteyrie (member of the E&Y Corporate Finance network). He joined ETF Securities in 2005, where he worked for over 10 years in London and New York. While at ETF Securities, Mr. Autier was Head of Product Management, overseeing the operation of more than 300 exchange-traded products. Between 2015 and 2016, Mr. Autier worked at the World Gold Council in New York, where he helped structure the SPDR® Long Dollar Gold Trust. Mr. Autier received a Master in Finance from the London Business School in 2005.

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Jeff Klearman has been Portfolio Manager at GraniteShares since 2017. Mr. Klearman has over 20 years of experience working as a trader, structurer, marketer and researcher. Most recently, Mr. Klearman was the Chief Investment Officer for Rich Investment Services, a company which created, listed and managed ETFs. Prior to Rich Investment Services, Mr. Klearman headed the New York Commodities Structuring desk at Deutsche Bank AG. From 2004 to 2007, Mr. Klearman headed the marketing and structuring effort for rates-based structured products at BNP Paribas in New York. Mr. Klearman worked at AIG Financial Products from 1994 to 2004 trading rates-based volatility products as well as marketing and structuring. Mr. Klearman received his MBA in Finance from NYU Stern School of Business and his Bachelor of Science in Chemical Engineering from Purdue University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of Fund shares.

Buying and Selling Shares

The Fund issues and redeem shares at net asset value only in a large specified number of shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 shares. Fund shares are listed for secondary trading on NYSE Arca, Inc. (the “Exchange”). When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the Exchange at prices that may differ to varying degrees from the daily net asset value (“NAV”) of the shares. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the Exchange ordinarily 4:00 p.m., Eastern time).

When determining NAV, the value of the Fund’s portfolio securities or other instruments is based on market prices of the securities or other instruments, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security or other instrument’s market price is not readily available or does not otherwise accurately reflect the fair value of the security or other instrument, the security or other instrument will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. Fair value pricing may be used in a variety of circumstances, including, but not limited to, situations when the value of a security or other instrument in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security or other instrument is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security or other instrument has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

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Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other instrument will materially differ from the value that could be realized upon the sale of the security or other instrument. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the underlying benchmark index. This may result in a difference between the Fund’s performance and the performance of the underlying benchmark index.

Book Entry

Shares of the Fund is held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Frequent Redemptions and Purchases of Fund Shares

Unlike frequent trading of shares of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of the Fund on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains, or otherwise harm the Fund’s shareholders because these trades do not involve the Fund directly. Certain institutional investors are authorized to purchase and redeem the Fund’s shares directly with the Fund. To the extent these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Fund.

Dividends, Distributions, and Taxes

Fund Distributions

The Fund intends to pay out dividends from net investment income, if any, at least quarterly. The Fund also intends to distribute realized net capital gains, if any, to its shareholders at least annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to avoid a federal excise tax imposed on regulated investment companies (“RICs”).

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Dividend Reinvestment Service

Brokers may make available to their customers who own the Fund’s shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the applicable Fund purchased in the secondary market. Reinvesting dividend distributions does not relieve investors of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.

Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, a 401(k) or other tax-advantaged account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund. The Fund is treated as a separate entity for federal income tax purposes, and intends to qualify for the special tax treatment afforded to RICs under subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions:

●	The Fund will, for each year, distribute substantially all of its net investment income and net capital gains.

●	Distributions reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

●	The Fund’s strategies may limit its ability to distribute dividends eligible for qualified dividend income treatment for noncorporate shareholders and the dividends-received deduction for corporate shareholders.

●	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to noncorporate shareholders at reduced maximum rates.

●	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares through a broker’s dividend reinvestment service. If you receive dividends or distributions in the form of additional shares through a broker’s dividend reinvestment service, you will be required to pay applicable federal, state or local taxes on the reinvested dividends but you will not receive a corresponding cash distribution with which to pay any applicable tax.

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●	The Fund may be able to pass through to you foreign tax credits for certain taxes paid by the Fund, provided the Fund meets certain requirements.

●	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

●	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares. The ability to deduct capital losses may be limited under the Internal Revenue Code.

Medicare Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. This 30% withholding tax generally will not apply to distributions of net capital gain.

Distributions, sale proceeds and certain capital gain dividends paid to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. In addition, distributions, sale proceeds and certain capital gain dividends paid to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. The Fund or your broker will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided either an incorrect taxpayer identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

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Taxes on Purchases and Redemptions of Creation Units. An authorized purchaser having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging authorized purchaser’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An authorized purchaser who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging authorized purchaser’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that an authorized purchaser who does not mark-to-market its holdings may not be permitted to currently deduct losses upon an exchange of securities for Creation Units under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

The foregoing discussion summarizes some of the possible consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

Distribution of Fund Shares

Foreside Fund Services, LLC (the “Distributor”) is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Fund shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the applicable Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Premium/Discount Information

Information on the daily NAV per share of the Fund can be found at www.graniteshares.com. Additionally, information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available at www.graniteshares.com. Any such information represents past performance and cannot be used to predict future results.

Fund Service Providers

The Bank of New York Mellon is the administrator and custodian. The Bank of New York Mellon is located at 240 Greenwich Street, New York, NY 10286.

BNY Mellon Investment Servicing (US) Inc., located at 240 Greenwich Street, New York, NY 10286, is the transfer agent for the Fund.

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the Fund.

Vedder Price P.C., 1401 I Street NW, Suite 1100, Washington, DC 20005, serves a legal counsel to the Trust.

[  ], located at [          ], serves as the Fund’s independent registered public accounting firm.

Financial Highlights

Financial information for the Fund will be available after they have completed a fiscal year of operations.

Annual/Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Trust’s annual and semi-annual reports to shareholders, when available. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund. The SAI is incorporated by reference into, and is thus legally a part of, this prospectus.

For More Information

To request a free copy of the latest annual or semi-annual report of the Fund, the SAI or to request additional information about the Fund or to make other inquiries, please contact us as follows:

Call:	844-GRN-TSHR (844-476-8747)
Monday through Friday
9 a.m. to 5 p.m.

Write:	GraniteShares ETF Trust
c/o Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Visit:	www.graniteshares.com

Information Provided by the Securities and Exchange Commission

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number: 811-23214

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities or soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion dated July 11, 2019

Statement of Additional Information

GRANITESHARES FUND	NYSE ARCA, INC. TICKER SYMBOL
GraniteShares XOUT U.S. Large Cap ETF	XOUT

A series of GraniteShares ETF Trust (the “Trust”)

[●], 2019

Investment Adviser:

GraniteShares Advisors LLC

This Statement of Additional Information (“SAI”) is not a prospectus. With respect to the Trust’s series listed above, the SAI should be read in conjunction with the prospectus, dated [●], 2019, as amended and supplemented from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by writing to the Fund’s distributor, Foreside Fund Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, by visiting the Trust’s website at www.graniteshares.com, or by calling 844-GRN-TSHR (844-476-8747). The Prospectus is incorporated by reference into this SAI.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

i

General Information About the Trust and the Fund

The Trust is an open-end management investment company currently consisting of multiple investment series, of which the GraniteShares XOUT U.S. Large Cap ETF (the “Fund”) is a series. The Trust was organized as a Delaware statutory trust on November 7, 2016. The Trust is registered with the SEC under the 1940 Act, and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). GraniteShares Advisors LLC (the “Adviser”) serves as investment adviser to the Fund. The Fund is a diversified series of a management investment company under the 1940 Act. The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the XOUT U.S. Large Cap Index (the “Index”).

The Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement (as defined below) with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. The Fund generally offers and issues shares in exchange for a basket of financial instruments (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares are listed on the NYSE Arca, Inc. (“the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the shares’ NAV. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of at least 50,000 shares (“Creation Unit Aggregations”).

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust an amount in cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption (“Creation or Redemption Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of an index. The XOUT U.S. Large Cap Index is referred to herein as an “Index.” The Fund’s investment objective, principal investment strategies and related principal risks are discussed in the Fund’s prospectus. The Fund’s prospectus identifies the types of securities in which the Fund invests principally and summarizes the principal risks to the Fund’s portfolio as a whole associated with such investments. Unless otherwise indicated in the prospectus or this SAI, the investment objective and policies of the Fund may be changed without shareholder approval.

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Additional Information About the XOUT U.S. Large Cap Index

The Index Provider for the XOUT U.S. Large Cap Index is XOUT Capital, LLC (“XOUT” or the “Index Provider”). XOUT is an affiliate of the Fund’s Adviser. The Index Provider provides information to the GraniteShares XOUT U.S. Large Cap ETF (the “Fund”) about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities. GraniteShares, Inc., the parent company of the Adviser, has entered into a licensing agreement with XOUT pursuant to which XOUT is entitled to a fee for the Adviser’s use the Index. GraniteShares, Inc. is sub-licensing rights to the Index to the Fund at no charge.

XOUT U.S. Large Cap Index Disclaimer

“XOUT” is a service mark of XOUT Capital LLC and has been licensed for use for certain purposes by GraniteShares, Inc. GraniteShares XOUT U.S. Large Cap ETF is not sponsored, endorsed, sold or promoted by XOUT Capital LLC. XOUT Capital LLC makes no representation or warranty, express or implied, to the owners of GraniteShares XOUT U.S. Large Cap ETF or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. XOUT Capital LLC has no obligation to take the needs of GraniteShares, Inc. or the shareholders of GraniteShares XOUT U.S. Large Cap ETF into consideration in determining, composing or calculating the XOUT U.S. Large Cap Index. XOUT Capital LLC is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund shares to be issued or in the determination or calculation of the equation by which the Fund shares are to be converted into cash. XOUT Capital LLC has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers, who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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Portfolio Holdings

Policy on Disclosure of Portfolio Holdings

The Board of Trustees of the Trust (the “Board”) has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund’s shareholders. The policy provides that the Fund’s current portfolio holdings may not be selectively disclosed, except under the safeguards and circumstances provided in the policy or as otherwise required by state law or federal securities laws. The policy is designed to prevent the possible misuse of knowledge of the Fund’s portfolio holdings and to ensure that the interests of the Adviser, the Fund’ Distributor, custodian, transfer agent, fund accountant and administrator, or any affiliated person of the Fund’s service providers, are not placed above those of the Fund’s shareholders. As a general principal, the policy prohibits the Fund and any service provider to the Fund, including the Adviser, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of the Fund’s non-public portfolio holdings.

The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund.

Other than as provided in the preceding paragraph, portfolio information of the Fund must be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of the Fund’s respective shareholders; (b) does not put the interests of the Fund’s service providers or any affiliated person of the Fund and their service providers above those of the Fund’s shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain entities (as described below) may receive portfolio information in a format not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and, to the extent appropriate, confidentiality arrangements limiting the use of such information are in effect. The “entities” referred to in sub-section (c) are generally limited to NSCC members and subscribers to various fee -based subscription services, including Authorized Participants and other institutional market participants and entities that provide information services. This information may or may not reflect the pro rata composition of the Fund’s portfolio.

The Trust’s Chief Compliance Officer (the “CCO”) may authorize disclosure of portfolio holdings under additional circumstances when it is determined to be appropriate and doing so is reasonably likely not to harm the Fund or its shareholders.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of the Fund’s service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the Trust’s exemptive order, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC. The Trust seeks to avoid potential conflicts between the interests of the Fund’s shareholders and those of the Fund’s service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of the Fund and its shareholders. The Trust seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for the Fund.

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A report will be made to the Board at the next quarterly meeting if disclosure of the Fund’s current portfolio holdings was authorized by the CCO, as discussed above, or outside the permissions of the policy. The policy is subject to periodic review by the Board. As part of the annual review of the Trust’s compliance policies and procedures, the CCO will report to the Board regarding the operation and effectiveness of the policy, including as to any changes to the policies and procedures that have been made or recommendations for future changes. The Board is responsible for approving or ratifying any amendment to the policy.

Information about the Fund’s daily portfolio holdings is available at www.graniteshares.com. In addition, the Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. The Fund makes quarterly filings with the SEC on Form N-PORT which replaced Form N-Q, the previous portfolio holdings form. The Form N-PORT filed for the first and third fiscal quarters includes the Fund’s complete portfolio holdings as of the end of the relevant fiscal period and is made publicly available no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov.

Additional Information about Investment Objectives,
Policies and Related Risks

The Fund’s investment objective and principal investment strategy are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

Diversification

The Fund is classified as diversified within the meaning of the Investment Company Act, which means that it is limited by the Investment Company Act in the proportion of its assets that it may invest in securities of a single issuer.

The Fund’s investments will be limited, however, in order to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”).

Borrowing

The Fund may borrow to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its net assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Consistent with SEC staff guidance, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating a “senior security” for purposes of the 1940 Act provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (i) maintains an offsetting financial position, or (ii) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (i) above, and the amounts of assets that need to be segregated for purposes of (ii) above (the “Asset Segregation Policies”).

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The Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

Securities Lending

The Fund may lend portfolio securities to certain borrowers that the Adviser determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loaned by the Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds. Such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income for federal income tax purposes.

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Description of Permitted Investments

The following are descriptions of the permitted investments and investment practices for the Fund and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

Equity Securities

The Fund may invest in equity securities subject to any restrictions set forth in the Fund’s Prospectus and this SAI. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which the Fund may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. The Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Initial Public Offerings (“IPOs”). The Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise’s operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac.

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Types of Government Securities:

U.S. Treasury Obligations: U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”).

STRIPS are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies: Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation, so that in the event of a default prior to maturity, there might not be a market, and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s Shares.

Investment Companies

The Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

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New Companies

The Fund may invest its assets in the securities of companies with continuous operations of less than three years (“new companies”). Investments in new companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of new companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

Short-Term Instruments

The Fund may invest in short-term instruments, including short-term Treasuries and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

A description of certain other types of short-term instruments and/or cash equivalents that may be purchased by the Fund appears below.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed-upon date and price. The resale price normally reflects the purchase price plus a mutually agreed-upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and generally the Fund will not enter into a repurchase agreement for a period of more than seven (7) days.

Repurchase agreements are subject to certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited.

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Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Tracking Stocks

A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments

The Board may, in the future, authorize the Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with such Fund’s investment objective and do not violate any of its investment restrictions or policies.

Special Considerations and Risks

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

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General

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio investments may fluctuate in accordance with changes in the financial condition of the issuers thereof, the value of financial instruments generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities and derivatives, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities and derivatives markets may deteriorate (either of which may cause a decrease in the value of the portfolio investments and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Cybersecurity

The Fund, its service providers, the Exchange, and Authorized Participants are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund, its service providers, the Exchange, or Authorized Participants may adversely impact the Fund and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAVs; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund, its service providers, the Exchange, or Authorized Participants will not suffer losses relating to cyber attacks or other information security breaches in the future.

Tax Risks

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

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Investment Restrictions

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the Investment Company Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its net assets in the securities of a particular industry or group of industries), except to the extent that the Index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Lend any security or make any other loan except to the extent permitted under the 1940 Act the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed without a shareholder vote.

1.	The Fund will not invest in illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

The investment objective of the Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the summary section of the Fund’s Prospectus under the “PURCHASE AND SALE OF FUND SHARES” and in the statutory Prospectus under “BUYING AND SELLING SHARES.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

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The Exchange may, but is not required to, remove the shares of the Fund from listing if: (i) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (ii) the value of its index or portfolio of securities on which the Fund is based is no longer calculated or available; (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (iv) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Fund’s shares from listing and trading upon termination of the Trust or the Fund.

The Exchange or market data vendors or other information providers will disseminate, every fifteen seconds during the regular trading day, an IOPV relating to the Fund. The IOPV calculations are estimates of the value of the Fund’s net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities local market and may not reflect events that occur subsequent to the local market’s close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the NAV per share of the Fund, which is calculated only once a day. Neither the Fund or the Adviser, nor any of their affiliates is involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

Management of the Trust

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

Trustees and Officers of the Trust

Board Responsibilities: The management and affairs of the Trust and the Fund described in this SAI are overseen by the Board. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

Like most registered investment companies, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator (as defined below). The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

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The role of the members of the Board (the “Trustees”) in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure.

Thereafter, the Board continues its oversight function as various personnel, including the CCO, as well as personnel of the Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Fund’s investment advisory agreements with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The CCO reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Board has also established a Valuation Committee that is responsible for implementing the Trust’s valuation procedures and providing reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

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The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board and Officers:

There are three members of the Board, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). William Rhind, an interested person of the Trust, serves as Chairman of the Board. The Trust does not have a lead Independent Trustee. The Board is comprised of 66% Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. Because of the ease of communication arising from the relatively small size of the Board and the small number of Independent Trustees, the Board has determined not to designate a lead Independent Trustee at this time.

The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute 66% of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, Nominating Committee and Valuation Committee. The Audit Committee and Nominating Committee are chaired by an Independent Trustee and composed of the Independent Trustees.

Set forth below are the names, birth years, positions with the Trust, length of term of office, the number of portfolios in the Fund Complex (defined below) overseen, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee, as well as information about each officer of the Trust. The business address of each Trustee and officer of the Trust is 205 Hudson Street, 7th Floor, New York, New York 10013. The “Fund Complex” includes all open-and closed-end funds (including all of their portfolios) advised by the Adviser. As of the date of this SAI, the Fund Complex consists of three funds.

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Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee and/or Officer	Other Directorships Held by Trustee During Past 5 Years
	Interested Trustees and Officers
William Rhind 1979	Trustee, Chairman of the Board, Treasurer and Secretary, President of the Trust (since 2016)(1)	CEO, World Gold Trust Services LLC (sponsor of SPDR Gold Trust) (2013-2016) Managing Director, ETF Securities (investment advisory firm) (2007-2013)	3	Director, University of Bath Foundation (charitable organization)

James R. Nash 1981	Chief Compliance Officer of the Trust (since 2017)	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (fund compliance services firm) (2016- present) Senior Associate and Regulatory Advisor, J.P. Morgan Chase Bank, N.A. (2014-2016) Back Officer Product Analyst, Linedata Services (financial services software firm) (2011-2014)	3	None

Independent Trustees
Steven James Smyser 1973	Independent Trustee of the Trust (since 2017)	CFO, Packet Host, Inc. (information technology firm) (2014-present) Founder, Silver Horse Capital Partners, LLC (hedge fund) (2013- present)	3	None

Seddik Meziani 1952	Independent Trustee of the Trust (since 2017)	Director, Citi (1999-2013) Professor, Montclair State University, New Jersey (1999- present)	3	Member of the Research Advisory Board, ETF Global, LLC (market data and research provider)

(1)	William Rhind is an interested trustee due to his ownership of shares of, and his position as CEO of, GraniteShares, Inc., the owner of the Adviser.

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Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

William Rhind is the founder and CEO of GraniteShares, Inc., an independent ETF company based in New York. Prior to GraniteShares, Mr. Rhind was CEO of World Gold Trust Services LLC, part of the World Gold Council. Prior to joining the World Gold Council in 2013, Mr. Rhind was a senior executive at ETF Securities, from 2007 to 2013. He was also formerly a Principal at iShares. Mr. Rhind is a graduate of the University of Bath, in England.

Steven Smyser is the CFO at Packet Host, Inc., an automated bare metal web hosting startup based in New York City. He is also the founder of Silver Horse Capital Partners, LLC, a passively run fund. He previously worked as a Director at Citi trading equity derivatives until 2013. In this role, he covered a collection of the largest customers of the firm and was responsible for various proprietary stock and option trading strategies. During his 14-year tenure at Citi, Mr. Smyser also held various risk management roles in both the Fixed Income and Equities divisions. Prior to joining Citi, he worked at Freddie Mac on the mortgage-backed securities trading desk. Mr. Smyser graduated Magna Cum Laude from James Madison University with a B.B.A. in International Business and a minor in Economics and French.

Seddik Meziani is a professor of finance at Montclair State University, NJ, and the Soliciting Editor of The Journal of Index Investing. He received a Ph.D from Rensselaer Polytechnic Institute and an MBA from New York University. He has authored three ETF books and authored or coauthored 32 peer reviewed articles, along with editorials, commentaries and other articles in newspapers, magazines and trade journals. Dr. Meziani is also a consultant and speaker. He is frequently quoted by the media on ETF topics and speaks regularly at industry conferences.

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Board Committees

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of 100% of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator (as defined below) that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. All of the Independent Trustees currently serve as members of the Audit Committee. The Audit Committee also acts as the Trust’s qualified legal compliance committee. The Audit Committee held [●] meetings during the fiscal year ended June 30, 2018.

Nominating Committee. The Board has a standing Nominating Committee that is composed of 100% of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. All of the Independent Trustees currently serve as members of the Nominating Committee. The Nominating Committee did not hold meetings during the fiscal year ended June 30, 2019.

Valuation Committee. The Board also has established a Valuation Committee that may be comprised of representatives from the Adviser, representatives from the Administrator (as defined below), counsel to the Fund, and/or members of the Board. The Valuation Committee operates under procedures approved by the Board. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The members of the Valuation Committee are William Rhind and two representatives from the Adviser: Benoit Autier and Kristen Winther. The Valuation Committee did not hold meetings during the fiscal year ended June 30, 2019.

Ownership of Shares

The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of the Fund and in all registered investment companies in the Fund Complex. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding Shares of the Trust.

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Name	Dollar Range of Shares	Aggregate Dollar Range of Shares (All Funds in the Complex)
	Interested Trustees
William Rhind	0	0
	Interested Trustees
Steven James Smyser	0	0
Seddik Meziani	0	0

Compensation of the Trustees

The Trustees received the following compensation, paid by the Trust, during the fiscal year ended June 30, 2018.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
	Interested Trustees
William Rhind	$0	$0	$0	$0
	Interested Trustees
Steven James Smyser	$10,000	$0	$0	$10,000
Seddik Meziani	$10,000	$0	$0	$10,000

Codes of Ethics

The Trust, the Adviser, and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). The Trust and Adviser codes of ethics prohibit personnel of the Adviser and the Distributor from investing in securities that may be purchased or held by the Fund.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics has been filed with the SEC and may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

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Proxy Voting Policies

The Trust has delegated to the Adviser the authority and responsibility for voting proxies on the portfolio securities held by the Funds. The Adviser has engaged the services of Glass, Lewis & Co. (“Glass Lewis”), a third party proxy advisory service, to analyze proxy voting issues and make vote recommendations on those issues. While the Adviser will consider Glass Lewis’ recommendations, it is not obligated to follow such recommendations and will vote all proxies in accordance with the Adviser’s proxy voting guidelines described below (the “Guidelines”).

The Guidelines include many specific examples of voting decisions for the types of proposals that are most frequently presented:

1.	Board of Directors: The Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Adviser generally votes against management efforts to classify a board and generally supports proposals to declassify the board of directors. The Adviser considers withholding votes from directors with an unsatisfactory attendance record. While generally in favor of separating Chairman and CEO positions, the Adviser will review this issue on a case-by-case basis, considering other factors, including the company’s corporate governance guidelines and performance. It evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

2.	Ratification of Auditors: In light of several high profile accounting scandals, the Adviser closely scrutinizes the role and performance of auditors. On a case-by-case basis, the Adviser examines proposals relating to non-audit relationships and non-audit fees. It considers, on a case-by-case basis, proposals to rotate auditors, and votes against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

3.	Management & Director Compensation: The Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Adviser generally opposes plans that have the potential to be excessively dilutive. It generally supports employee stock option plans. Severance compensation arrangements are reviewed on a case-by-case basis, although the Adviser generally opposes “golden parachutes” that are considered excessive. It normally supports proposals that require a percentage of director compensation be in the form of common stock, as it aligns their interests with those of the shareholders. The Adviser reviews on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and continues to monitor future developments in this area.

4.	Anti-Takeover Mechanisms and Related Issues: The Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, it conducts an independent review of each anti-takeover proposal. Occasionally, the Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Client interests as stockholders. The Adviser generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. It evaluates shareholder rights plans on a case-by-case basis to determine whether they warrant support. The Adviser generally votes against any proposal to issue stock that has unequal or subordinate voting rights. Additionally, it generally opposes any supermajority voting requirements as well as the payment of “greenmail.” “Fair price” provisions and confidential voting is generally supported.

5.	Changes to Capital Structure: The Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. It generally votes against dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Adviser generally votes in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Adviser reviews proposals seeking preemptive rights on a case-by-case basis.

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6.	Social and Corporate Policy Issues: The Adviser generally gives management discretion with regard to social, environmental and ethical issues, although it may vote in favor of those issues that are believed to have significant economic benefits or implications.

Although the Guidelines are followed as a general policy, certain issues are considered on a case-by-case basis based on the relevant facts and circumstances.

Because of the limited scope of the business of the Adviser and its affiliates, the Adviser does not expect conflicts between the interests of the Adviser and those of its clients with respect to voting proxies to arise frequently. In situations where there may be a conflict of interest in the voting of proxies due to business or personal relationships that the Adviser maintains with persons having an interest in the outcome of certain votes, the Adviser takes appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict. When the Adviser becomes aware of any vote that presents a conflict, the conflict will be reported to the Adviser’s chief compliance officer. The Adviser’s chief compliance officer will work with senior management to identify the source of the conflict and implement measures to address the conflict. If a material conflict exists, the Adviser will address the voting issue through objective means such as voting in a manner consistent with a pre-determined voting policy or receiving an independent third party voting recommendation.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period is available (i) without charge, upon request, by calling 1-844-764-6825 and (ii) on the SEC’s website at www.sec.gov.

Investment Advisory and Other Services

GraniteShares Advisors LLC, a Delaware limited liability company located at 205 Hudson Street, 7th Floor, New York, New York 10013, serves as the investment adviser to the Fund. William Rhind, a Trustee, Chairman of the Board, and officer of the Trust, controls the Adviser due to his ownership of shares of, and his position as CEO of, GraniteShares, Inc., the owner of the Adviser.

The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser, makes investment decisions for the Fund, and manages the investment portfolios of the Fund, subject to the supervision of, and policies established by, the Board. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence generally in the performance of its duties, or its reckless disregard of its obligation and duties, under the Advisory Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than 60 days’ nor less than 30 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

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For its services, the Adviser receives a fee that is equal to [  %] per annum of the average daily net assets of the XOUT U.S. Large Cap Fund, calculated daily and paid monthly. Pursuant to the Advisory Agreement, the Adviser is responsible for substantially all expenses of the Fund (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act).

Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (v) interest and taxes of any kind or nature; (vi) any fees and expenses related to the provision of securities lending services; and (vii) the advisory fee payable to the Adviser under the Advisory Agreement.

The Portfolio Managers

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Shares they own, and how they are compensated.

Compensation

Benoit Autier and Jeff Klearman are the Fund’s portfolio managers (the “Portfolio Managers”). As of the date of this SAI, each Portfolio Manager’s compensation generally includes a fixed base salary determined periodically (typically annually) and a discretionary annual bonus that is based on both objective and subjective criteria.

Each Portfolio Manager’s base salary is determined by level of responsibility and tenure at the Adviser. The level of the discretionary bonus is determined by the Adviser based upon a number of factors, including the Adviser’s profitability, the expansion work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Adviser, the Portfolio Manager’s role in the development of other investment professionals and the Portfolio Manager’s work relationship with support staff, and the Portfolio Manager’s overall contribution to strategic planning.

Shares Owned by Portfolio Managers

As of the date of this SAI, the Portfolio Managers did not beneficially own shares of the Fund.

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Other Accounts

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account	Approximate Total Net Assets	Performance Based Accounts
GraniteShares XOUT U.S. Large Cap ETF	Benoit Autier	3 RICs 0 PIVs 0 other accounts	$80 million $0 million $0 million	None
	Jeff Klearman	3 RICs 0 PIVs 0 other accounts	$80 million $0 million $0 million	None

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

The Distributor

The Trust and the Distributor, Foreside Fund Services, LLC, are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s Shares and distributes the Creation Units of the Fund. Shares are continuously offered for sale only in Creation Units. Each Creation Unit is made up of 50,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, and upon direction from the Fund, may enter into arrangements with Authorized Participants that place orders for purchases of Shares, provided that any subscriptions and orders will not be binding on the Trust unless placed in accordance with proper procedures. (See “Purchase and Issuance of Shares in Creation Units.”) The Distributor will deliver Prospectuses and, upon request, SAIs to Authorized Participants purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of the Independent Trustees, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment.

Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No distribution fees are currently charged to the Fund; there are no plans to impose these fees.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

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The Plan provides that Shares of the Fund may pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Participant Agreements (as defined below), for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

The Administrator

The Trust and The Bank of New York Mellon (the “Administrator”) have entered into an administrative services agreement (the “Administration Agreement”), under which the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services. The principal business address of the Administrator is 240 Greenwich Street, New York, NY 10286.

The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from bad faith, gross negligence or willful misconduct on the part of the Administrator.

For its services under the Administration Agreement, the Administrator is entitled to a fee based on the average daily net assets of the Fund, and subject to a minimum annual fee.

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The Custodian

The Bank of New York Mellon (the “Custodian”), 240 Greenwich Street, New York, NY 10286, serves as the custodian of the Fund under a custodian agreement with the Trust. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

The Transfer Agent

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), 240 Greenwich Street, New York, NY 10286, serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

Legal Counsel

Vedder Price P.C., with offices located at 1401 I Street. NW, Suite. 1100, Washington, DC 20005 serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

[     ], with offices located at [       ], serves as the independent registered public accounting firm for the Trust.

Description of Shares

The Declaration of Trust establishing the Trust (the “Declaration of the Trust”) authorizes the issuance of an unlimited number of fund and shares of the fund. Each share of the fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The fund’s shares, when issued, are fully paid and non-assessable.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all fund vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other fund, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

Under the Declaration of Trust, the Trustees have the power to liquidate the fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

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Brokerage Transactions

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions, which are considered fair and reasonable, without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks when appropriate.

The Adviser does not currently use the Fund’s assets for, or participate in, any third-party soft dollar arrangements, although it may receive proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

Since the Fund is new, it has not paid brokerage commissions yet.

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Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including the Independent Trustees, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealer.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. The Fund is new and has no securities of “regular broker dealers” to report.

Portfolio Turnover Rate

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and may lead to the realization and distribution to shareholders of higher short-term capital gains, which are taxed at ordinary income tax rates for federal income tax purposes. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. The Fund is new and has no portfolio turnover rate to report.

Book Entry Only System

DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

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Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the applicable Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of the Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The Fund is new and has no outstanding shareholders.

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Purchase and Issuance of Shares in Creation Units

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of the Fund’s Shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and (ii) the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount, and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Fund, through the National Securities Clearance Corporation (the “NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s Index.

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The Trust reserves the right to permit or require the substitution of Deposit Cash in situations where a Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations. The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of Index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the applicable Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be an Authorized Participant eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Authorized Participant must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Creation Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Creation Transaction Fee is designed to cover.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by use of the Distributor’s electronic order entry system, telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. With respect to the applicable Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

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Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the applicable Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system or through DTC in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

An order shall be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the applicable cut-off time and federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected, and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked-to-market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor, plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fee” will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units (the “Creation Transaction Fee”), and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the Creation Transaction Fee from time to time based upon actual experience. The standard fixed Creation Transaction Fee for the Fund will be [  ]. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

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RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the applicable Fund through the Distributor, and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS.

Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities, as announced by the Custodian on the Business Day of the request for redemption received in proper form, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as set forth below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

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REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. The standard fixed redemption transaction fee for the Fund will be [  ]. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Distributor prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement, or order form, as the case may be. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of Fund Securities upon redemption of Creation Units, the Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

The Fund may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

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The right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, the Fund may require orders to be placed up to one or more Business Days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s NAV. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day, as described in the Participant Agreement and the order form.

Determination of Net Asset Value

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the Exchange (ordinarily 4:00 p.m Eastern time) on each day that such exchange is open, provided that fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Valuation Committee to determine a security’s fair value if a market price is not readily available. In determining such value, the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Fund’s Index provider). In these cases, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may result in a difference between the Fund’s performance and the performance of the Fund’s Index.

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Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributions of realized net capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the applicable Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute all the income of the Fund, including any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code.

Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service, and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the applicable Fund at NAV per share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

Federal Income Taxes

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

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Regulated Investment Company (“RIC”) Status. The Fund will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s realized net capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Under the Asset Test, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s total assets would be invested in (i) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s total assets and (ii) issuers more than 10% of whose outstanding voting securities are owned by the Fund.

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test. In order to qualify for relief provisions for a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although the dividends could be eligible for the dividends received deduction for corporate shareholders, and the dividends may be eligible for the lower tax rates available to non-corporate shareholders on qualified dividend income. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any taxable year for which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay the Fund-level tax on any net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year and certain other late-year losses.

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If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for the year, 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, and any income that was neither distributed nor taxed to the Fund during the preceding calendar year. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Taxation of Fund Investments. The Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain Fund investments or distributions.

If the Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

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Shareholder Taxation. The Fund intends to distribute substantially all its net investment income and realized net capital gains to shareholders, at least annually. The distribution of net investment income and realized net capital gains generally will be taxable to Fund shareholders regardless of whether a shareholder elects to receive these distributions in cash or in additional Shares.

However, the Fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances. If the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any available capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (iii) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

A portion of the net investment income distributions of the Fund may be treated as qualified dividend income (which, for non-corporate shareholders, is generally eligible for taxation at reduced rates). The portion of distributions that the Fund may report as qualified dividend income is generally limited to the amount of qualified dividend income received by the Fund, but if for any Fund taxable year 95% or more of the Fund’s gross income (exclusive of net capital gain from sales of stocks and securities) consists of qualified dividend income, all distributions of such income for that taxable year may be reported as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and other foreign corporations if the stock with respect to which the dividend income is paid is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a shareholder to be qualified dividend income, the applicable Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. The Fund do not expect a significant portion of their distributions to be eligible for qualified dividend income treatment. Distributions reported to Fund shareholders as capital gain dividends will be taxable at the rates applicable to long-term capital gains; regardless of how long the shareholder has owned the Shares. The Fund’s shareholders will be notified annually by the Fund as to the federal income tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

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U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to an additional 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have held Fund Shares for less than a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s total ordinary income or net capital gain, respectively, actually earned during the period of investment in the Fund. A shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution generally will be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If the Fund’s distributions for a taxable year exceed its current and accumulated earnings and profits, all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and generally result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold. After a shareholder’s basis in Fund Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the Shares.

A sale or exchange of Shares in the Fund may give rise to a capital gain or loss. In general, any capital gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, the capital gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if substantially identical shares are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Shareholders may be limited in their ability to utilize capital losses.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered, plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received, plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credit to the Authorized Participant as undistributed capital gains).

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The Trust, on behalf of the Fund, has the right to reject an order for a purchase of Shares of the Trust if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. The Trust reserves the absolute right to reject an order for Creation Units if acceptance of the securities to be exchanged for the Creation Units would have certain adverse tax consequences to the applicable Fund.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Foreign Investments. Income received by the Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes in some cases. If as of the end of the Fund’s taxable year more than 50% of the value of the Fund’s total assets consist of the securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens, resident aliens, or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portions of qualified taxes paid by the Fund during that taxable year to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.

Back-Up Withholding. The Fund or your broker will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (i) fails to provide a correct taxpayer identification number certified under penalty of perjury; (ii) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (iii) fails to provide a certified statement that he, she or it is not subject to backup withholding; or (iv) fails to provide a certified statement that he, she or it is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. The Fund may choose not to designate such amounts. Gains realized by foreign shareholders from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (i) meets the Code’s definition of “resident alien” or (ii) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

42

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

In order for a foreign investor to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal income tax treatment.

Shareholders are advised to consult their tax advisors concerning their specific situations and the application of state, local and foreign taxes.

Financial Statements

The Fund is new and has no performance history as of the date of this SAI. Financial information therefore is not yet available. The audited financial statements for the Fund will appear in the Trust’s Annual Report to shareholders when available. You may request a copy of the Trust’s Annual Report, when available, at no charge by calling 844-GRN-TSHR (844-476-8747) during normal business hours.

43

PART C

OTHER INFORMATION

GraniteShares ETF Trust

Item 28. Exhibits

(a)	(1)	Certificate of Trust of GraniteShares ETF Trust (1)

	(2)	Declaration of Trust of GraniteShares ETF Trust (1)

(b)	Bylaws of GraniteShares ETF Trust (2)

(c)	Not Applicable

(d)	(1)	Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC (6)

	(2)	Amendment No. 1 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC (7)

	(3)	Amendment No. 2 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC (8)

(e)	(1)	(a) Distribution Agreement between GraniteShares ETF Trust and Distributor (2)

(b) First Amendment to Distribution Agreement between GraniteShares ETF Trust and Distributor (4)

(c) Second Amendment to Distribution Agreement between GraniteShares ETF Trust and Distributor (3)

(d) Third Amendment to Distribution Agreement between GraniteShares ETF Trust and Distributor (7)

(e) Fourth Amendment to Distribution Agreement between GraniteShares ETF Trust and Distributor (8)

	(2)	Form of Authorized Participant Agreement (2)

(f)	Not applicable

(g)	(1)	Custody Agreement between GraniteShares ETF Trust and Custodian (2)

	(2)	Schedule II, as amended October 11, 2017, to the Custody Agreement dated March 6, 2017 between the Registrant and The Bank of New York Mellon (3)

	(3)	Schedule II, as amended January 18, 2019, to the Custody Agreement dated March 6, 2017 between the Registrant and The Bank of New York Mellon (7)

	(4)	Schedule II, as amended [ ], 2019, to the Custody Agreement dated March 6, 2017 between the Registrant and The Bank of New York Mellon (8)

	(5)	Form of Foreign Custody Manager Agreement between GraniteShares ETF Trust and The Bank of New York Mellon (7)

(h)	(1)	(a)	Fund Administration and Accounting Agreement between GraniteShares ETF Trust and Administrator (2)

		(b)	Exhibit A, as amended October 11, 2017, to the Fund Administration and Accounting Agreement dated March 6, 2017 between the Registrant and The Bank of New York Mellon (3)

		(c)	Exhibit A, as amended January 18, 2019, to the Fund Administration and Accounting Agreement dated March 6, 2017 between the Registrant and The Bank of New York Mellon (7)

		(d)	Exhibit A, as amended [ ], 2019, to the Fund Administration and Accounting Agreement dated March 6, 2017 between the Registrant and The Bank of New York Mellon (8)

	(2)	(a)	Transfer Agency and Service Agreement between GraniteShares ETF Trust and Transfer Agent (2)

		(b)	Appendix A, as amended October 11, 2017, to the Transfer Agency and Service Agreement between GraniteShares ETF Trust and Transfer Agent (3)

		(c)	Appendix A, as amended January 18, 2019, to the Transfer Agency and Service Agreement between GraniteShares ETF Trust and Transfer Agent (7)

		(d)	Appendix A, as amended [ ], 2019, to the Transfer Agency and Service Agreement between GraniteShares ETF Trust and Transfer Agent (8)

(i)	Opinion and Consent of Counsel (8)

(j)	Consent of Independent Registered Public Accounting Firm (8)

(k)	Not applicable

(l)	Form of Initial Capital Agreement (2)

(m)	Form of Distribution and Service Plan (2)

(n)	Not applicable

(o)	Reserved

(p)	(1)	Code of Ethics of GraniteShares ETF Trust (2)

	(2)	Code of Ethics of the GraniteShares Advisors LLC (2)

	(3)	Code of Ethics of Distributor (2)

(q)	Powers of Attorney, dated October 27, 2017 (5)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on November 23, 2016.

(2)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on May 5, 2017.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14 filed with the Securities and Exchange Commission on October 13, 2017.

(4)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on October 27, 2017.

(5)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on December 18, 2017.

(6)	Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on October 26, 2018.

(7)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on January 24, 2019.

(8)	To be filed by amendment.

Item 29. Persons Controlled By or Under Common Control with Registrant

Not applicable.

Item 30. Indemnification

Reference is made to Article Nine of the Registrant’s Declaration of Trust, which is incorporated by reference herein. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

The Registrant (sometimes referred to as the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, or employees of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person:

(a) For a liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(b) With respect to any matter as to which the Covered Person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust; are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Article 9 of the Declaration of Trust will be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Article 9 of the Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust is insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion determines, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Advisor

Reference is made to the caption “Management” in the Prospectus constituting Part A of this Registration Statement.

The information as to the directors and officers of the GraniteShares Advisors LLC set forth in GraniteShares Advisors LLC’s Form ADV filed with the SEC (Reference No. 801-110093), and amended through the date hereof, is incorporated herein by reference.

Item 32. Principal Underwriters

(a) Foreside Fund Services, LLC serves as principal underwriter for the Registrant and the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	AmericaFirst Quantitative Funds
5.	American Beacon Funds
6.	American Beacon Select Funds
7.	ARK ETF Trust
8.	Avenue Mutual Funds Trust
9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
12.	Bridgeway Funds, Inc.
13.	Brinker Capital Destinations Trust
14.	Center Coast MLP & Infrastructure Fund
15.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
16.	Context Capital Funds
17.	CornerCap Group of Funds
18.	Davis Fundamental ETF Trust
19.	Direxion Shares ETF Trust
20.	Eaton Vance NextShares Trust
21.	Eaton Vance NextShares Trust II
22.	EIP Investment Trust
23.	Evanston Alternative Opportunities Fund
24.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
25.	FEG Absolute Access Fund I LLC
26.	Fiera Capital Series Trust
27.	FlexShares Trust
28.	Forum Funds
29.	Forum Funds II
30.	FQF Trust
31.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
32.	GraniteShares ETF Trust
33.	Guinness Atkinson Funds
34.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
35.	Horizons ETF Trust
36.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)
37.	Infinity Core Alternative Fund
38.	Innovator IBD® 50 ETF, Series of Innovator ETFs Trust
39.	Ironwood Institutional Multi-Strategy Fund LLC
40.	Ironwood Multi-Strategy Fund LLC
41.	John Hancock Exchange-Traded Fund Trust

42.	Manor Investment Funds
43.	Miller/Howard Funds Trust
44.	Miller/Howard High Income Equity Fund
45.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
46.	OSI ETF Trust
47.	Palmer Square Opportunistic Income Fund
48.	Partners Group Private Income Opportunities, LLC
49.	PENN Capital Funds Trust
50.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
51.	Pine Grove Alternative Institutional Fund
52.	Plan Investment Fund, Inc.
53.	PMC Funds, Series of Trust for Professional Managers
54.	Quaker Investment Trust
55.	Renaissance Capital Greenwich Funds
56.	RMB Investors Trust (f/k/a Burnham Investors Trust)
57.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
58.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
59.	Salient MF Trust
60.	SharesPost 100 Fund
61.	Sound Shore Fund, Inc.
62.	Steben Alternative Investment Funds
63.	Steben Select Multi-Strategy Fund
64.	Strategy Shares
65.	The 504 Fund (f/k/a The Pennant 504 Fund)
66.	The Chartwell Funds
67.	The Community Development Fund
68.	The Relative Value Fund
69.	Third Avenue Trust
70.	Third Avenue Variable Series Trust
71.	TIFF Investment Program
72.	Transamerica ETF Trust
73.	U.S. Global Investors Funds
74.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
75.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
76.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
77.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
78.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
79.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
80.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
81.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
82.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
83.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
84.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
85.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
86.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
87.	Vivaldi Opportunities Fund
88.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
89.	Wintergreen Fund, Inc.
90.	WisdomTree Trust

(b) To the best of the Registrant’s knowledge, the directors and executive officers of Foreside Fund Services, LLC, are as follows:

Name and Principle Business Address		Positions and Offices with Underwriter	Positions and Offices with Fund
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None

(c) Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

GraniteShares Advisors LLC

205 Hudson Street, 7th Floor

New York, New York 10013

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, GraniteShares ETF Trust has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on this 11th day of July, 2019.

GRANITESHARES ETF TRUST

By:	/s/ William Rhind
William Rhind,
President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed the Registration Statement below.

Signatures	Title	Date

/s/ William Rhind	Trustee, President	July 11, 2019
William Rhind	(Principal Executive Officer)
and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Seddik Meziani*	Independent Trustee	July 11, 2019
Seddik Meziani

/s/ Steven Smyser*	Independent Trustee	July 11, 2019
Steven Smyser

*By	/s/ Benoit Autier
Benoit Autier
Attorney-in-Fact

Pursuant to Powers of Attorney, dated October 27, 2017, incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 4, filed December 18, 2017.